Exhibit 99.1

ARMOUR RESIDENTIAL REIT, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 24, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF ARMOUR RESIDENTIAL REIT, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR, IF NO DIRECTION IS MADE, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED HEREIN.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

The undersigned stockholder of ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), having read the Notice of Annual Meeting of Stockholders and the proxy statement dated May 27, 2010, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Scott J. Ulm and Jeffrey J. Zimmer, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the special meeting of stockholders of ARMOUR to be held at 6800 Broken Sound Parkway, Suite 200, Boca Raton, Florida 33487 at 8:00 a.m. Eastern time, on June 24, 2010, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

(1)

Proposa1 l— To re-elect nine (9) directors to the ARMOUR Board of Directors as listed below to serve until ARMOUR's next annual meeting:

Scott J. Ulm
Jeffrey J. Zimmer
Daniel C. Staton
Marc H. Bell
Thomas K. Guba
John P. Hollihan, III
Stewart J. Paperin
Jordan Zimmerman
Robert C. Hain

     ☐  FOR All Nominees:     ☐  WITHHELD As to All Nominees

To withhold your vote for any individual nominee, draw a line through that nominee’s name above.

(2)

Proposal 2— To ratify the appointment of Eisner LLP as ARMOUR's independent registered certified public accountants for the fiscal year 2010.

     ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date